UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 27, 2019 (August 27, 2019)

Dean Foods Company

(Exact name of registrant as specified in its charter)

Delaware	1-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Ave., Suite 3400

Dallas, TX 75204

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (214) 303-3400

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	DF	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement.

Credit Agreement Commitment Increases

Dean Foods Company, a Delaware corporation (the “Company”), previously entered into a Credit Agreement, dated as of February 22, 2019 (as amended, restated, supplemented or otherwise modified from time to time and in effect on the date hereof, the “Credit Agreement”), by and among the Company, the subsidiary guarantors party thereto, Coöperatieve Rabobank U.A., New York Branch, as administrative agent, and the lenders party thereto, pursuant to which the lenders party thereto have provided the Company with a senior secured borrowing base revolving credit facility with a maximum facility amount of $265 million. Under the Credit Agreement, the Company has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate commitments of up to $85 million and have new or existing lenders extend such new commitments thereunder.

On August 27, 2019, the Company entered into supplements to the Credit Agreement with each of CIT Northbridge Funding I LLC, ACF FinCo I LP and CoBank, ACB, pursuant to which the Company elected to exercise such right and the aggregate principal amount of the commitments under the Credit Agreement were increased by $85 million to an aggregate principal amount of $350 million.

The descriptions of the supplements to the Credit Agreement are qualified in their entirety by reference to the full text of the such supplements, which are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Augmenting Lender Supplement, dated August 27, 2019, by and among Dean Foods Company, ACF FinCo I LP, as lender, and Coöperatieve Rabobank U.A., New York Branch, as administrative agent.

10.2	Augmenting Lender Supplement, dated August 27, 2019, by and among Dean Foods Company, CIT Northbridge Funding I LLC, as lender, and Coöperatieve Rabobank U.A., New York Branch, as administrative agent.

10.3	Increasing Lender Supplement, dated August 27, 2019, by and among Dean Foods Company, CoBank, ACB, as lender, and Coöperatieve Rabobank U.A., New York Branch, as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2019	DEAN FOODS COMPANY

By:
/s/ Kristy N. Waterman
Kristy N. Waterman
Vice President, Deputy General Counsel